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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                               September 11, 2001
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-19557                36-3777824
-----------------------------     ------------------     ----------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)



                1955 W. Field Court, Lake Forest Illinois 60045
           ----------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)



                                 (847) 803-4600
                           --------------------------
                         (Registrant's telephone number)



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ITEM 5.      OTHER EVENTS.

   On September 11, 2001, Salton, Inc. issued a press releases disclosing its financial results for the fiscal year ended June 30, 2001.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a) Exhibits

       99.1  Press Release issued by Salton, Inc. dated September 11, 2001.










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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SALTON, INC.


                                         /s/ WILLIAM B. RUE
                                         --------------------------------
                                         William B. Rue
Dated:  September 11, 2001               President and Chief Operating Officer













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                                  EXHIBIT INDEX





   EXHIBIT
     NO.                              DESCRIPTION
    ----                              -----------

    99.1         Press Release issued by Salton, Inc. dated September 11, 2001.









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